Exhibit 99.1

Student Loan Finance Corporation

Noteholders’ Statement Pursuant to Section 5.23 of the Indenture and

Section 21 of the Servicing Agreement (Unaudited)

Education Loans Incorporated - 1999-1 Indenture

Student Loan Asset-Backed Notes

Series 1999-1, 2000-1, 2001-1, 2002-1 and 2003-1

Report for the Month Ended August 31, 2004

I.	Noteholder Information

A.	Identification of Notes

Series	Description	Cusip #	Due Date
1999-1A	Senior Auction Rate Notes	280907AP1	December 1, 2035
1999-1B	Senior Auction Rate Notes	280907AQ9	December 1, 2035
1999-1C	Subordinate Auction Rate Notes	280907AR7	December 1, 2035
2000-1A	Senior Auction Rate Notes	280907AS5	December 1, 2035
2000-1B	Senior Auction Rate Notes	280907AT3	December 1, 2035
2000-1C	Subordinate Auction Rate Notes	280907AU0	December 1, 2035
2001-1A	Senior Auction Rate Notes	280907AV8	December 1, 2035
2001-1B	Senior Auction Rate Notes	280907AW6	December 1, 2035
2001-1C	Subordinate Auction Rate Notes	280907AX4	December 1, 2035
2002-1A	Senior Auction Rate Notes	280907AY2	December 1, 2035
2002-1B	Senior Auction Rate Notes	280907AZ9	December 1, 2035
2002-1C	Subordinate Auction Rate Notes	280907BA3	December 1, 2035
2003-1A	Senior Auction Rate Notes	280907BB1	December 1, 2035
2003-1B	Senior Auction Rate Notes	280907BC9	December 1, 2035
2003-1C	Senior Auction Rate Notes	280907BD7	December 1, 2035
2003-1D	Subordinate Auction Rate Notes	280907BE5	December 1, 2035

B.	Notification of Redemption Call of Notes

Series 1999-1: None

Series 2000-1: None

Series 2001-1: None

Series 2002-1: None

Series 2003-1:
2003-1C Senior Auction Rate Notes	September 17, 2004	280907BD7	$22,000,000.00
2003-1D Subordinate Auction Rate Notes	September 24, 2004	280907BE5	6,200,000.00

C.	Principal Outstanding - August, 2004

Series	Principal Outstanding, Start of Month	Principal Borrowed During Month	Principal Payments During Month	Principal Outstanding, End of Month
Series1999-1:
1999-1A	$78,000,000.00	$0.00	$0.00	$78,000,000.00
1999-1B	39,000,000.00	0.00	0.00	39,000,000.00
1999-1C	9,300,000.00	0.00	0.00	9,300,000.00

Total	126,300,000.00	0.00	0.00	126,300,000.00

Series 2000-1:
2000-1A	54,100,000.00	0.00	0.00	54,100,000.00
2000-1B	54,100,000.00	0.00	0.00	54,100,000.00
2000-1C	22,000,000.00	0.00	0.00	22,000,000.00

Total	130,200,000.00	0.00	0.00	130,200,000.00

Series 2001-1:
2001-1A	79,000,000.00	0.00	0.00	79,000,000.00
2001-1B	79,000,000.00	0.00	0.00	79,000,000.00
2001-1C	23,800,000.00	0.00	0.00	23,800,000.00

Total	181,800,000.00	0.00	0.00	181,800,000.00

Series 2002-1:
2002-1A	82,700,000.00	0.00	0.00	82,700,000.00
2002-1B	82,700,000.00	0.00	0.00	82,700,000.00
2002-1C	24,500,000.00	0.00	0.00	24,500,000.00

Total	189,900,000.00	0.00	0.00	189,900,000.00

Series 2003-1:
2003-1A	52,000,000.00	0.00	0.00	52,000,000.00
2003-1B	67,000,000.00	0.00	0.00	67,000,000.00
2003-1C	69,000,000.00	0.00	0.00	69,000,000.00
2003-1D	30,500,000.00	0.00	0.00	30,500,000.00

Total	218,500,000.00	0.00	0.00	218,500,000.00

Totals	$846,700,000.00	$0.00	$0.00	$846,700,000.00

D.	Accrued Interest Outstanding - August, 2004

Series	Accrued Interest Outstanding, Start of Month	Interest Accrued During Month	Interest Payments During Month	Accrued Interest Outstanding, End of Month	Interest Rate As Of End Of Month
Series 1999-1:
1999-1A	$38,610.00	$111,843.33	$98,280.00	$52,173.33	1.72000%
1999-1B	19,305.00	55,921.67	49,140.00	26,086.67	1.72000%
1999-1C	4,972.92	14,303.91	12,658.33	6,618.50	1.83000%

Total	62,887.92	182,068.91	160,078.33	84,878.50

Series 2000-1:
2000-1A	40,875.56	78,144.44	67,324.44	51,695.56	1.72000%
2000-1B	24,044.44	76,882.11	67,324.44	33,602.11	1.72000%
2000-1C	17,661.11	34,038.89	29,088.89	22,611.11	1.85000%

Total	82,581.11	189,065.44	163,737.77	107,908.78

Series 2001-1:
2001-1A	10,796.67	112,750.55	100,768.89	22,778.33	1.73000%
2001-1B	84,266.67	115,954.44	98,311.11	101,910.00	1.72000%
2001-1C	3,570.00	37,088.45	33,320.12	7,338.33	1.85000%

Total	98,633.34	265,793.44	232,400.12	132,026.66

Series 2002-1:
2002-1A	33,286.75	117,135.36	103,558.78	46,863.33	1.70000%
2002-1B	7,488.94	117,686.70	104,845.22	20,330.42	1.77000%
2002-1C	2,450.00	38,213.19	34,300.00	6,363.19	1.87000%

Total	43,225.69	273,035.25	242,704.00	73,556.94

Series 2003-1:
2003-1A	53,155.56	74,648.88	64,711.11	63,093.33	1.68000%
2003-1B	47,644.44	94,786.40	83,377.78	59,053.06	1.67000%
2003-1C	27,772.50	97,730.83	86,403.33	39,100.00	1.70000%
2003-1D	3,050.00	47,698.61	42,700.00	8,048.61	1.90000%

Total	131,622.50	314,864.72	277,192.22	169,295.00

Totals	$418,950.56	$1,224,827.76	$1,076,112.44	$567,665.88

E.	Net Loan Rates for Next Interest Period

Series	Interest Period Starting Date	Net Loan Rate
Series 1999-1:
1999-1A	15-Sep-04	7.39%
1999-1B	15-Sep-04	7.39%
1999-1C	15-Sep-04	7.15%
Series 2000-1:
2000-1A	07-Oct-04	7.42%
2000-1B	16-Sep-04	7.41%
2000-1C	07-Oct-04	7.41%
Series 2001-1:
2001-1A	23-Sep-04	7.36%
2001-1B	30-Sep-04	7.28%
2001-1C	23-Sep-04	7.08%
Series 2002-1:
2002-1A	17-Sep-04	7.42%
2002-1B	24-Sep-04	7.33%
2002-1C	24-Sep-04	7.06%
Series 2003-1:
2003-1A	01-Oct-04	7.30%
2003-1B	08-Oct-04	7.19%
2003-1C	17-Sep-04	7.42%
2003-1D	24-Sep-04	7.03%

F.	Noteholders’ Carry-Over Amounts - August, 2004

Series	Carry-Over Amounts, Start of Month	Additions During Month	Payments During Month	Carry-Over Amounts, End of Month
Series 1999-1:
1999-1A	$0.00	$0.00	$0.00	$0.00
1999-1B	0.00	0.00	0.00	0.00
1999-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2000-1:
2000-1A	0.00	0.00	0.00	0.00
2000-1B	0.00	0.00	0.00	0.00
2000-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2001-1:
2001-1A	0.00	0.00	0.00	0.00
2001-1B	0.00	0.00	0.00	0.00
2001-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2002-1:
2002-1A	0.00	0.00	0.00	0.00
2002-1B	0.00	0.00	0.00	0.00
2002-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2003-1:
2003-1A	0.00	0.00	0.00	0.00
2003-1B	0.00	0.00	0.00	0.00
2003-1C	0.00	0.00	0.00	0.00
2003-1D	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Totals	$0.00	$0.00	$0.00	$0.00

G.	Noteholders’ Accrued Interest on Carry-Over Amounts - August, 2004

Series	Accrued Interest, Start of Month	Interest Accrued During Month	Interest Payments During Month	Accrued Interest, End of Month
Series 1999-1:
1999-1A	$0.00	$0.00	$0.00	$0.00
1999-1B	0.00	0.00	0.00	0.00
1999-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2000-1:
2000-1A	0.00	0.00	0.00	0.00
2000-1B	0.00	0.00	0.00	0.00
2000-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2001-1:
2001-1A	0.00	0.00	0.00	0.00
2001-1B	0.00	0.00	0.00	0.00
2001-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2002-1:
2002-1A	0.00	0.00	0.00	0.00
2002-1B	0.00	0.00	0.00	0.00
2002-1C	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Series 2003-1:
2003-1A	0.00	0.00	0.00	0.00
2003-1B	0.00	0.00	0.00	0.00
2003-1C	0.00	0.00	0.00	0.00
2003-1D	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00

Totals	$0.00	$0.00	$0.00	$0.00

II.	Fund Information

A.	Reserve Funds - August, 2004

Amount
Balance, Start of Month	$13,015,500.00
Additions During Month (From Issuance of Notes)	0.00
Less Withdrawals During Month	(738,000.00)

Balance, End of Month	$12,277,500.00

B.	Capitalized Interest Accounts - August, 2004

Amount
Balance, Start of Month	$0.00
Additions During Month (From Issuance of Notes)	0.00
Less Withdrawals During Month	0.00

Balance, End of Month	$0.00

C.	Acquisition Accounts - August, 2004

		Amount
Balance, Start of Month		$3,009,160.35
Additions During Month:
Acquisition Funds from Note Issuance		0.00
Recycling from Surplus Funds		2,000,000.00
Less Withdrawals for Initial Purchase of Eligible Loans:
Principal Acquired		0.00
Accrued Income		0.00
Premiums and Related Acquisition Costs		0.00
Less Withdrawals for Eligible Loans:
Total Principal Acquired	$(3,579,591.63)
Accrued Interest Acquired	(80,332.74)
Origination Fees Charged	6,523.71
Premiums and Related Acquisition Costs	(1,215.74)

Net Costs of Loans Acquired		(3,654,616.40)

Balance, End of Month		$1,354,543.95

D.	Alternative Loan Guarantee Accounts - August, 2004

Amount
Balance, Start of Month	$573,237.21
Additions During Month (Initial Purchase of Student Loans)	0.00
Guarantee Fees Received (Refunded) During Month	(22,248.03)
Interest Received During Month	317.70
Other Additions (Transfers) During Month	235,500.11
Less Withdrawals During Month for Default Payments	(566,797.20)

Balance, End of Month	$220,009.79

III.	Student Loan Information

A.	Student Loan Principal Outstanding - August, 2004

Amount
Balance, Start of Month	$758,503,290.28
Initial Purchase of Eligible Loans	0.00
Loans Purchased / Originated	3,579,591.63
Capitalized Interest	448,300.88
Less Principal Payments Received	(11,539,585.23)
Less Defaulted Alternative Loans Transferred	(545,908.48)
Less Sale of Loans	(7,347.76)
Other Increases (Decreases)	(22,770.21)

Balance, End of Month	$750,415,571.11

B.	Composition of Student Loan Portfolio as of August 31, 2004

Amount
Aggregate Outstanding Principal Balance	$750,415,571.11
Number of Borrowers	96,682
Average Outstanding Principal Balance Per Borrower	$7,762
Number of Loans (Promissory Notes)	209,289
Average Outstanding Principal Balance Per Loan	$3,586
Weighted Average Interest Rate	4.11%

C.	Distribution of Student Loan Portfolio by Loan Type as of August 31, 2004

Loan Type	Outstanding Principal Balance	Percent
Stafford – Subsidized	$204,190,110.18	27.2%
Stafford – Unsubsidized	148,272,919.59	19.8%
Stafford – Nonsubsidized	10,525.55	0.0%
PLUS	33,539,948.89	4.5%
SLS	56,273.88	0.0%
Consolidation	140,322,663.18	18.7%
Alternative	224,023,129.84	29.9%

Total	$750,415,571.11	100.0%

D.	Distribution of Student Loan Portfolio by Interest Rate as of August 31, 2004

Interest Rate	Outstanding Principal Balance	Percent
Less Than 3.00%	$169,657,213.18	22.6%
3.00% to 3.49%	169,649,872.50	22.6%
3.50% to 3.99%	72,954,561.63	9.7%
4.00% to 4.49%	83,232,822.95	11.1%
4.50% to 4.99%	89,931,326.43	12.0%
5.00% to 5.49%	64,685,742.15	8.6%
5.50% to 5.99%	5,591,789.50	0.7%
6.00% to 6.49%	30,158,064.78	4.0%
6.50% to 6.99%	12,980,465.67	1.7%
7.00% to 7.49%	32,880,882.41	4.4%
7.50% to 7.99%	5,777,906.46	0.8%
8.00% to 8.49%	7,642,767.15	1.0%
8.50% or Greater	5,272,156.30	0.7%

Total	$750,415,571.11	100.0%

E.	Distribution of Student Loan Portfolio by Borrower Payment Status as of August 31, 2004

Borrower Payment Status	Outstanding Principal Balance	Percent
School	$163,683,355.82	21.8%
Grace	52,764,227.77	7.0%
Repayment	408,242,842.78	54.4%
Deferment	103,730,426.38	13.8%
Forbearance	21,994,718.36	2.9%

Total	$750,415,571.11	100.0%

F.	Distribution of Student Loan Portfolio by Delinquency Status as of August 31, 2004

		Percent by Outstanding Balance
Delinquency Status	Outstanding Principal Balance	Excluding School/Grace Status Loans	All Loans in Portfolio
31 to 60 Days	$18,828,903.77	3.5%	2.5%
61 to 90 Days	10,314,532.53	1.9%	1.4%
91 to 120 Days	7,462,011.98	1.4%	1.0%
121 to 180 Days	11,659,931.70	2.2%	1.6%
181 to 270 Days	9,884,785.01	1.9%	1.3%
Over 270 Days	3,041,481.68	0.6%	0.4%
Claims Filed, Not Yet Paid	2,105,851.19	0.4%	0.3%

Total	$63,297,497.86	11.9%	8.4%

G.	Distribution of Student Loan Portfolio by Guarantee Status as of August 31, 2004

Guarantee Status	Outstanding Principal Balance	Percent
FFELP Loan Guaranteed 100%	$672,297.71	0.1%
FFELP Loan Guaranteed 98%	525,720,143.56	70.1%
Alternative Loans Non-Guaranteed	224,023,129.84	29.9%

Total	$750,415,571.11	100.0%

H.	Distribution of Student Loan Portfolio by Guarantee Agency as of August 31, 2004

Guarantee Agency	Outstanding Principal Balance	Percent
Education Assistance Corporation	$404,337,790.95	53.9%
Great Lakes Higher Education Corporation	93,879,819.89	12.5%
California Student Aid Commission	7,356,470.51	1.0%
Student Loans of North Dakota	6,995,161.93	0.9%
Texas GSLC	2,358,984.06	0.3%
Pennsylvania Higher Education Assistance Agency	2,550,445.80	0.3%
United Student Aid Funds, Inc	6,930,453.63	0.9%
Other Guarantee Agencies	1,983,314.50	0.3%
Alternative Loans Non-Guaranteed	224,023,129.84	29.9%

Total	$750,415,571.11	100.0%

I.	Fees and Expenses Accrued For / Through August, 2004

	August, 2004	For The 8 Months Ended Aug. 31, 2004
Servicing Fees	$656,613.62	$5,427,102.34
Treas Mgmt / Lockbox Fees	11,788.78	96,436.55
Indenture Trustee Fees	17,831.20	140,124.06
Broker / Dealer Fees	182,275.68	1,434,686.02
Auction Agent Fees	10,936.57	86,081.29
Other Permitted Expenses	0.00	0.00

Total	$879,445.85	$7,184,430.26

J.	Ratio of Assets to Liabilities as of August 31, 2004

Amount
Total Indenture Assets	$864,801,334.08
Total Indenture Liabilities	848,129,413.44

Ratio	101.97%

K.	Senior and Subordinate Percentages as of August 31, 2004

Amount
Aggregate Values	$864,801,334.08

Senior Notes Outstanding Plus Accrued Interest	737,116,686.24

All Notes Outstanding Plus Accrued Interest	847,267,666.10

Dividend Prerequisites:
Senior Percentage (Requirement = 112%)	117.32%

Subordinate Percentage (Requirement = 102%)	102.07%

Available for Dividend - Excess (Shortage) Over Dividend Prerequisites	$588,314.66